July 3, 2003

                                  THE GKM FUNDS

                          GKM GROWTH FUND (THE "FUND")

               Supplement to the Prospectus dated December 1, 2002

     On July 3, 2003, Gerard Klauer Mattison & Company, Inc. ("GKMCI"), the parent company of GKM Advisers, LLC ("GKM Advisers"), the Fund's investment adviser, sold all of the outstanding interests of GKM Advisers to Jed M. Cohen. As of such date, Mr. Cohen controls GKM Advisers and GKMCI no longer has any involvement with GKM Advisers or the Fund. Mr. Cohen continues to serve as the Fund's co-portfolio manager, along with Timothy J. Wahl. Mr. Cohen and Mr. Wahl have been primarily responsible for managing the Fund since its inception. In connection with the sale of GKM Advisers to Mr. Cohen, GKM Advisers was reorganized as a Delaware limited liability company and changed its name to GKM Advisers, LLC.

     The sale of GKM Advisers  resulted in a change of control and,  pursuant to relevant provisions of the Investment Company Act of 1940, effectively terminated the investment advisory agreement between The GKM Funds and GKM Advisers. However, GKM Advisers is currently managing the Fund under an Interim Management Agreement that was approved by the Board of Trustees of The GKM Funds in anticipation of the sale to Mr. Cohen. The terms of the Interim Management Agreement, including the amount of compensation payable to GKM Advisers, are substantially identical to those of the recently terminated investment advisory agreement except that (i) the Interim Management Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Management Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) compensation earned by GKM Advisers under the Interim Management Agreement will be held in an interest-bearing escrow account until Fund shareholders approve a new investment advisory agreement with GKM Advisers, after which the amount in the escrow account plus interest will be paid to GKM Advisers.

     In early July 2003, shareholders will be receiving in the mail a proxy statement seeking shareholder approval of a new Management Agreement (the "New Management Agreement") with GKM Advisers. The New Management Agreement, if approved by shareholders, will replace the Interim Management Agreement. The New Management Agreement is identical in all material respects to the investment advisory agreement in place prior to the sale of GKM Advisers to Mr. Cohen. No fee increase will result from approving this proposal, nor will there be any changes in key investment personnel at GKM Advisers.